Exhibit 99.1

TECH DATA CORPORATION

2005 DEFERRED COMPENSATION PLAN

Effective January 1, 2005

TECH DATA CORPORATION

2005 DEFERRED COMPENSATION PLAN

Table of Contents

Article	Title	Page
I	Definitions	I-1

II	Administration	II-1

III	Eligibility	III-1

IV	Deferral Elections and Company Contributions	IV-1

V	Participant Accounts and Investment of Deferred Amounts	V-1

VI	Benefits Under the Plan	VI-1

VII	Amendment and Termination	VII-1

VIII	Miscellaneous	VIII-1

TECH DATA CORPORATION

2005 DEFERRED COMPENSATION PLAN

PURPOSE

Tech Data Corporation (the “Company”) hereby establishes the Tech Data Corporation 2005 Deferred Compensation Plan (the “Plan”) effective January 1, 2005 (“Effective Date”). The purpose of this Plan is to provide certain key employees and members of the Board of Directors who contribute or who are expected to contribute substantially to the success of the Company and any Adopting Employers with the opportunity to defer the receipt of compensation.

ARTICLE I

Definitions

(a) “Account or Accounts” shall mean a Participant’s Deferred Compensation Account and/or his Employer Contribution Account as described in Article V.

(b) “Adopting Employer” shall mean an affiliate of the Company that has elected, with the consent of the Board of Directors of the Company, to adopt the Plan.

(c) “Board” or “Board of Directors” shall mean the board of directors of the Company or an Adopting Employer.

(d) “Change of Control” shall have the meaning specified by the Secretary of the Treasury in regulations issued under Code section 409A.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f) “Company” shall mean Tech Data Corporation and its successors.

(g) “Disability” shall mean a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Employer.

(h) “Employer” shall mean the Company and any Related Employer.

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(i) “Participant” shall mean any employee or non-employee member of the Board of the Company or an Adopting Employer who is covered by this Plan as provided in Article III.

(j) “Plan” shall mean the Tech Data Corporation 2005 Deferred Compensation Plan hereby created and as it may be amended from time to time.

(k) “Plan Administrator” shall mean the Company.

(l) “Plan Year” shall mean the 12-month period ending on December 31.

(m) “Related Employer” shall mean any entity that is part of a controlled group of corporations that includes the Company within the meaning of section 414(b) of the Code or that is part of a group of trades or businesses under common control with the Company within the meaning of section 414(c) of the Code.

(n) “Specified Employee” shall mean a key employee (as defined in section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock in which is publicly traded on an established securities market or otherwise.

(o) “Unforeseeable Emergency” shall mean a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

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ARTICLE II

Administration

(a) Plan Administrator.

(1) The Plan Administrator shall have complete control and discretion to manage the operation and administration of the Plan. Not in limitation, but in amplification of the foregoing, the Plan Administrator shall have the following powers:

(A) To determine all questions relating to the eligibility of employees to participate or continue to participate;

(B) To maintain all records and books of account necessary for the administration of the Plan;

(C) To interpret the provisions of the Plan and to make and to publish such interpretive or procedural rules as are not inconsistent with the Plan and applicable law;

(D) To compute, certify and arrange for the payment of benefits to which any Participant or beneficiary is entitled;

(E) To process claims for benefits under the Plan by Participants or beneficiaries;

(F) To engage consultants and professionals to assist the Plan Administrator in carrying out its duties under this Plan; and

(G) To develop and maintain such instruments as may be deemed necessary from time to time by the Plan Administrator to facilitate payment of benefits under the Plan.

(2) The Plan Administrator may designate a committee to assist the Plan Administrator in the administration of the Plan and perform the duties required of the Plan Administrator hereunder.

(b) Plan Administrator’s Authority. The Plan Administrator may consult with Company officers, legal and financial advisers to the Company and others, but nevertheless the Plan Administrator shall have the full authority and discretion to act, and the Plan Administrator’s actions shall be final and conclusive on all parties.

(c) Claims Procedure. A Participant or his or her duly authorized representative (“Claimant”) may file a claim for a benefit under the Plan, and may appeal the denial of a claim. All claims and appeals should be filed directly with the Plan Administrator. All decisions will be made in accordance with the provisions of the Plan and Department of Labor Regulations Section 2560.503-1 (the “Regulation”).

(1) Claims Other Than for Disability Benefits. If a claim is for a benefit other than for a “disability benefit” (as defined in the Regulation), the following additional rules will apply:

(A) Notice of Decision. The Plan Administrator will notify the Claimant of its decision with respect to a claim in writing or electronically. The notification will be written in a manner calculated to be understood by the Claimant. If the claim is wholly or partially denied, the notification will contain (i) specific reasons for the denial, (ii) specific reference to the pertinent provisions of the Plan upon which the denial is based, (iii) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why that material or information is necessary, and (iv) an explanation of the steps to be taken if the Claimant wishes to submit a request for review of the claim, as set forth in (B) below or the claimant’s right to bring a civil action under ERISA 502(a). The notification will be given within 90 days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances make it impossible to decide the claim within 90 days and the Plan Administrator notifies the Claimant in writing of the extension prior to the end of the first 90-day period). If a decision is not provided within the 90 or 180-day period, the claim will be considered denied as of the last day of such period and the Claimant may request a review of the claim, as provided in ii. below.

(B) Review Procedure. Within 60 days after the date the Claimant is notified of a denied claim (or, if applicable, within 60 days after the date on which the denial is treated as denied), the Claimant may file a written request with the Plan Administrator for a review of the denied claim. The Claimant may also make a written request for access to and copies of pertinent documents in the possession of the Plan Administrator, free of charge. The Claimant may submit with the written request for review comments, documents, records and other information, and those materials will be considered by the Plan Administrator, regardless of whether they were submitted with or considered in the initial benefit determination. The Plan Administrator will notify the Claimant of its decision in writing. The notification will be written in a manner calculated to be understood by the Claimant and will contain (i) specific reasons for the decision and (ii) specific reference to the pertinent provisions of the Plan upon which the decision is based. The notification will be given within 60 days after the request for review is received by the Plan Administrator (or within 120 days, if special circumstances require an extension of time for processing the request, such as an election by the Plan Administrator to hold a hearing, and if written notice of such extension and circumstances is given to the Claimant within the initial 60-day period). If a decision is not made within the 60 or 120-day period, the claim will be considered denied. Upon a final adverse determination on review, the Claimant will be permitted to bring a civil action under ERISA Section 502(a).

(2) Special Rules for Disability Benefits. If a claim is for a “disability benefit” (as defined in the Regulation), the claim will be processed as specified in paragraph (1) above, except that the following additional rules will apply:

(A) Notice of Decision. The Plan Administrator will notify the Claimant of its decision within 45 days of receipt of the claim. The 45-day period may be extended for an additional 30 days if the extension is necessary due to matters beyond the control of the Plan Administrator, and the Plan Administrator notifies the Claimant prior to the expiration of the initial 45-day period of the circumstances requiring the extension and the date by which the Plan Administrator expects to render a decision. The 30-day extension period can be extended for a second period of 30 days due to matters beyond the control of the Plan Administrator, provided the Plan Administrator again notifies the Claimant prior to the expiration of the first extension period in the same manner as for the first extension. If the Claimant is asked to provide additional information so that the claim can be adjudicated, the Claimant will have 45 days to provide the additional information. In the case of an adverse determination with respect to a claim, if an internal rule, guideline, protocol, or other similar criterion was relied upon in making the decision, the Plan Administrator will notify the Claimant that such a rule, guideline, protocol or other similar criterion was relied on, and that a copy of such rule, guideline, protocol, or other criterion will be provided free of charge to the Claimant upon written request.

(B) Review Procedure. A Claimant will have 180 days following the receipt of an adverse determination involving a disability benefit to request a review of the determination. If a review of the adverse decision is requested:

(i) No deference will be given to the initial decision, and the review will be conducted by an appropriate named fiduciary of the Plan who is neither the individual who made the initial decision nor a subordinate of that individual.

(ii) If the initial decision was based in whole or in part on a medical judgment, the appropriate named fiduciary will consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment.

(iii) The Plan Administrator will provide to the Claimant the identity of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the adverse determination, without regard to whether the advice was relied on in making the determination. The Plan Administrator will provide an explanation of the scientific or clinical judgment for the determination free of charge to the Claimant, upon request.

(iv) Any health care professional engaged for purposes of reviewing the initial decision will be an individual who is neither an individual who was consulted in connection with the initial decision, nor a subordinate of that individual.

(v) The Plan Administrator must notify the Claimant of its decision on review within 45 days after the request for review is received, or within 90 days if special circumstances require an extension of time, the Claimant is given written notice of the extension within the first 45-day period, and the notice describes the special circumstances and indicates the date a decision is expected to be made.

(vi) Besides exercising the right to bring a civil suit under ERISA Section 502(a), the Claimant can utilize voluntary alternative dispute resolution options, such as mediation. One way to find out what may be available is to contact your local U.S. Department of Labor Office.

ARTICLE III

Eligibility

The Company and each Adopting Employer, in its sole discretion, shall determine those employees or members of the Board of Directors eligible to participate in the Plan. Accordingly, an employee or member of the Board of Directors who, in the opinion of the Company or an Adopting Employer based upon its then current guidelines, has contributed or is expected to contribute significantly to the growth and successful operations of the Company or an Adopting Employer and who meets any additional criteria for eligibility that the Company or an Adopting Employer, in its sole discretion, may adopt from time to time, will be eligible to become a Participant. The Company and Adopting Employer shall notify the Plan Administrator when an employee or member of the Board of Directors has been identified as eligible to become a Participant in the Plan, and the individual shall be entitled to participate in the Plan as soon as administratively practicable following the date the Plan Administrator informs the individual of his or her eligibility to participate.

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ARTICLE IV

Deferral Elections and Company Contributions

(a) Deferral Procedures.

(1) Any Participant may elect to defer, for a calendar year, that amount of his regular salary (and, in the case of a Participant who is a member of the Board of Directors, director’s fees) to be earned during such calendar year as permitted by the Plan Administrator in its discretion. Any deferral election under this subparagraph (1) shall be in writing, signed by the Participant, and delivered to the Plan Administrator within such times prior to the beginning of the calendar year as the Plan Administrator shall specify; provided, however, that an employee who first becomes eligible to participate in the Plan on or after the beginning of a calendar year shall be permitted to file a deferral election form with the Plan Administrator within the thirty (30)-day period following his or her initial eligibility to participate in the Plan, provided such election applies only to compensation payable with respect to services to be performed subsequent to the date the election is filed with the Plan Administrator.

(2) Any Participant may elect to defer that amount of any performance-based compensation based on services performed over a period of at least twelve (12) months as permitted by the Plan Administrator in its discretion. Any deferral election under this subparagraph (2) shall be in writing, signed by the Participant, and delivered to the Plan Administrator within such times as the Plan Administrator shall specify, but in no event later than six (6) months prior to the end of the period to which such services relate, except as may be provided by Treasury regulations.

Except as may be provided in Treasury regulations, a deferral election made under this paragraph (a) shall be irrevocable during the period to which it relates.

(b) Election Forms. Any election by a Participant under this Article IV shall be made on a form or forms prescribed by the Plan Administrator (the terms of which are incorporated herein by reference), and shall specify the amount of compensation to be deferred.

(c) Revocation or Change. Any permitted revocation of or change in any election under this Article IV shall be in writing and shall be on such form as may be approved by the Plan Administrator.

(d) Discretionary Nonelective Contributions. As of each Plan Year, the Company or an Adopting Employer may credit a Participant with a discretionary nonelective contribution. The amount of the nonelective contribution credited to a Participant, if any, shall be determined by the Company or an Adopting Employer in its sole discretion.

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(e) Discretionary Matching Contributions. As of each Plan Year, the Company or an Adopting Employer may credit a Participant with a matching contribution based upon his deferrals under this Plan. The amount of the matching contribution credited to a Participant, if any, shall be determined by the Company or the Adopting Employer in its sole discretion.

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ARTICLE V

Participant Accounts and Investment of Deferred Amounts

(a) In General.

(1) Any compensation deferred pursuant to this Plan shall be recorded by the Plan Administrator in a Deferred Compensation Account maintained in the name of the Participant. The Deferred Compensation Account shall be credited with all amounts that have been deferred by the Participant pursuant to Article IV, and such Account shall be charged from time to time with all amounts that are distributed to the Participant. Separate sub-accounts shall be maintained to record compensation deferred during each Plan Year, to which a Participant’s elections as to the timing and form of payment apply.

(2) Discretionary nonelective and matching contributions, if any, credited to a Participant pursuant to this Plan shall be recorded by the Plan Administrator in an Employer Contribution Account or Accounts maintained in the name of the Participant. The Employer Contribution Account(s) shall be credited with all amounts that have been contributed by the Company or an Adopting Employer pursuant to Article IV, and such Account(s) shall be charged from time to time with all amounts that are distributed to the Participant. Separate sub-accounts shall be maintained to record amounts contributed during each Plan Year, to which a Participant’s elections as to the timing and form of payment apply.

(3) All amounts that are credited to the Participants’ Accounts shall be credited solely for purposes of accounting and computation. A Participant shall not have any interest in or right to such Accounts at any time.

(b) Subject to Claims. The Plan constitutes an unsecured promise by the Company or an Adopting Employer to pay benefits in the future. Participants employed by or who are members of the Board of Directors of the Company shall have the status of general unsecured creditors of the Company. Participants employed by or who are members of the Board of Directors of an Adopting Employer shall have the status of general unsecured creditors of such Adopting Employer. The Plan is unfunded for Federal tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974. All amounts credited to the Participants’ Accounts will remain the general assets of the Company or an Adopting Employer and shall remain subject to the claims of the Company’s and the Adopting Employers’ creditors until such amounts are distributed to the Participants.

(c) Crediting of Interest.

(1) (A) Subject to the approval of the trustee of any trust established in accordance with paragraph (e) below, a Participant may

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allocate the amounts credited to his Accounts among investment options/indices that the trustee may make available from time to time. The trustee shall retain overriding discretion over a Participant’s selection of investment options/indices. The Plan Administrator shall establish procedures regarding Participant investment allocations as are necessary, which procedures shall be communicated to the Participants.

(B) The trustee may change, alter or modify its investment policy as it deems appropriate from time to time. Any such change, alteration or modification shall be communicated to the Participants under procedures adopted by the Plan Administrator.

(2) (A) A Participant’s Accounts shall be credited (or debited) at least monthly based upon the change in the unit values attributable to the investment options/indices selected by the Participant, less expenses.

(B) Notwithstanding the foregoing, the Accounts of a Participant shall be reduced by .3% per annum, beginning with the last day of the Plan Year following the year of separation from service with the Employer, until all benefits owed to a Participant have been fully discharged.

(d) Valuation; Annual Statement. The value of a Participant’s Accounts shall be determined by the Plan Administrator and the Plan Administrator may establish such accounting procedures as are necessary to Account for the Participant’s interest in the Plan. Each Participant’s Accounts shall be valued as of the last day of each Plan Year or more frequently as determined by the Plan Administrator. The Plan Administrator shall furnish each Participant with an annual statement of his Accounts.

(e) Establishment of Trust.

(1) The Company and an Adopting Employer may establish one or more trusts substantially in conformance with the terms of the model trust described in Revenue Procedure 92-64 to assist in meeting its obligations to Participants under this Plan. Except as provided in paragraph (b) above and the terms of the trust agreement, any such trust or trusts shall be established in such manner as to permit the use of assets transferred to the trust and the earnings thereon to be used by the trustee solely to satisfy the liability of the Company or an Adopting Employer in accordance with the Plan.

(2) The Company or an Adopting Employer, in its sole discretion, and from time to time, may make contributions to the trust. Unless otherwise paid by the Company or an Adopting Employer, all benefits under the Plan and expenses chargeable to the Plan shall be paid from the trust.

(3) The powers, duties and responsibilities of the trustee shall be as set forth in the trust agreement and nothing contained in the Plan, either expressly or by implication, shall impose any additional powers, duties or responsibilities upon the trustee.

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ARTICLE VI

Benefits Under the Plan

(a) Election of Time and Form of Payment of Vested Interest. Subject to the provisions of this Article VI, a Participant may elect, at the time he files a deferral election form with the Plan Administrator, the time and manner in which his vested interest in any amounts credited to his Deferred Compensation Account or Employer Contribution Account for a Plan Year, and any earnings on such amounts, shall be paid to him, from among the following options:

(1) Options as to Time of Payment. The options available to a Participant as to time of payment shall be as follows:

(A) In the case of a Participant who is an employee:

(i) upon his separation from service, or

(ii) upon the later of his separation from service or his attainment of age fifty-five (55);

provided, however, that no distribution due to separation from service shall be made to a Participant who is a Specified Employee before the date that is six (6) months after the date of separation from service (or, if earlier, the date of death of the Specified Employee);

(B) In the case of a Participant who is a non-employee member of the Board of Directors:

(i) upon the termination of his service as a Board member, or

(ii) upon the later of the termination of his service as a Board member or his attainment of age sixty-five (65);

(C) Upon the occurrence of a specified date identified by the Participant on his or her deferral election form, which date shall not be earlier than twenty-four (24) months following the end of the deferral election period, in a single lump sum. Not less than twelve (12) months prior to the specified date of distribution elected by a Participant in accordance with this subparagraph (C), the Participant shall be allowed to redefer the distribution to a later date; provided, however, the first payment with respect to which such election is made must be deferred for a period of not less than five (5) years from the date such payment would otherwise have been made.

(2) Failure to Elect Time of Payment; Events Overriding Elections. In the event a Participant fails to properly elect a time for payment of his vested interest, it shall be paid to him in a single lump sum as soon as administratively practicable following his separation from service; provided, however, that no distribution due to separation from service shall be made to a Participant who is a Specified Employee before the date that is six (6) months after the date of separation from service (or the date of death of the Participant, if sooner). In addition, notwithstanding any election made by a Participant as to the time of payment of his vested interest, the vested interest shall be paid in a single lump sum as soon as practicable following the earliest to occur of the following events:

(A) Upon his death; or

(B) Upon a Change in Control.

(3) Options as to Form of Payment.

(A) A Participant shall elect one of the following forms of payment for any benefit that becomes payable under paragraph (a)(1) (other than payment at a specified date under (a)(1)(C)):

(i) a lump sum,

(ii) 5 annual installments,

(iii) 10 annual installments, or

(iv) 15 annual installments.

(B) (i) A Participant may, subject to (ii) and (iii) below, (and subject to the approval of the Plan Administrator) elect a different form of benefit payment from among the options described above; provided, however, an individual who is a member of the Board of Directors shall not exercise any discretionary authority regarding the approval of any form of benefit he elects pursuant to this subparagraph (3)(C)(i).

(ii) Any election under (i) above to change the form of benefit payment shall not take effect until at least twelve (12) months after the date on which the election is made and (to the extent required by law) the first payment with respect to which such election is made must be deferred for a period of not less than five (5) years from the date such payment would otherwise have been made.

(iii) Notwithstanding anything to the contrary in this subparagraph (C), no elections that have the effect of accelerating the time or schedule of any payment under the Plan shall be permitted, except as provided in regulations issued by the Secretary of the Treasury.

(C) In the event a Participant elects installment payments, each such payment shall be equal to the balance in the Participant’s Accounts as of the end of the month immediately preceding the date of payment, divided by the factors set forth in the following tables, whichever is applicable:

5 Year Installment		10 Year Installment		15 Year Installment
Payment	Factor	Payment	Factor	Payment	Factor
1	5	1	10	1	15
2	4	2	9	2	14
3	3	3	8	3	13
4	2	4	7	4	12
5	1	5	6	5	11
		6	5	6	10
		7	4	7	9
		8	3	8	8
		9	2	9	7
		10	1	10	6
				11	5
				12	4
				13	3
				14	2
				15	1

(D) The Plan Administrator shall establish such accounting procedures as are necessary to implement the provisions of this paragraph.

(b) Determination of Vested Interest; Forfeitures.

(1) (A) A Participant shall be at all times fully vested in his Deferred Compensation Account.

(B) (i) At the discretion of the Company or an Adopting Employer, nonelective or matching contributions, if any, credited to a Participant’s Employer Contribution Account(s) may be subject to a vesting schedule, the terms of which shall be communicated to the Participants.

(ii) The Plan Administrator may establish such accounting procedures as are necessary to accurately reflect each

Participant’s vested interest in contributions and earnings thereon that are credited to his Employer Contribution Account(s), which procedures shall be applied in a consistent, nondiscriminatory manner.

(C) Upon a Participant’s separation from service with the Employer by reason of his death, he will be fully vested in all of his Accounts.

(2) Upon a Participant’s separation from service with the Employer for reasons other than death, the nonvested interest in his Employer Contribution Account(s), if any, shall be forfeited. Such forfeited amount may be used, in the discretion of the Plan Administrator, to offset administrative expenses of the Plan or trust described in paragraph (e) of Article V or to reduce future contributions of the Company or an Adopting Employer.

(c) Death Benefit.

(1) In the event of a Participant’s death prior to his separation from service with the Employer (or, in the case of a Participant who is a member of the Board of Directors, in the event of such Participant’s death prior to the termination of his service as a Board member), his beneficiary shall be entitled to receive a benefit in an amount equal to the greater of (i) 2.5 times the Participant’s cumulative deferrals or (ii) all of the amounts credited to his Accounts, paid in the manner described in paragraph (e) below.

(2) In the event of a Participant’s death following his separation from service with the Employer (or, in the case of a Participant who is a member of the Board of Directors, in the event of such Participant’s death following the termination of his service as a Board member), his beneficiary shall be entitled to receive the amounts credited to his Accounts, paid in the manner described in paragraph (e) below.

(d) Payment of Deferred Compensation Account Due to Unforeseeable Emergency. If the Plan Administrator determines, in its sole discretion, that the Participant has incurred an Unforeseeable Emergency, the Plan Administrator may distribute all or a portion of the amount of his Deferred Compensation Account in a lump sum. The amount of any such distribution shall be limited to the amount necessary to satisfy the emergency need, as determined under regulations issued by the Secretary of the Treasury, including any amounts necessary to pay any federal, state or local income taxes reasonably anticipated to result from the distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

(e) Payment to Beneficiary.

(1) If the Participant dies before he has commenced receiving benefits under the Plan, the death benefit shall be paid to his beneficiary or beneficiaries designated to receive such benefits.

(2) If the Participant dies after benefits have commenced but before he has received all of his benefits under the Plan, all unpaid amounts shall be paid to his beneficiary or beneficiaries in a lump sum.

(3) A designation of beneficiaries shall be made on a form prescribed by and filed with the Plan Administrator, and may be changed at any time by filing a new form with the Plan Administrator. If the Participant has designated no beneficiary, or if no beneficiary that he has designated survives him, then such unpaid amounts shall be paid to his estate. In the event of any dispute as to the entitlement of any beneficiary, the Plan Administrator’s determination shall be final, and the Plan Administrator may withhold any payment until such dispute has been resolved.

ARTICLE VII

Amendment and Termination

(a) In General.

(1) The Plan may be amended at any time, or from time to time, by the Company, and the Plan may be terminated at any time by the Company.

(2) Any such amendment or termination shall be ratified and approved by the Company’s Board of Directors.

(b) Effect of Amendment or Termination.

(1) No such amendment or termination shall affect the rights of any Participant with respect to any deferral or Company or Adopting Employer contribution credited to the Accounts of a Participant prior to such amendment or termination.

(2) Upon termination, the Participants (or their beneficiaries) shall be paid their vested interests in their Accounts in a lump sum at the times specified in Article VI, except to the extent the Plan is terminated pursuant to a Change in Control.

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ARTICLE VIII

Miscellaneous

(a) Payments to Minors and Incompetents. If the Plan Administrator receives satisfactory evidence that a person who is entitled to receive any benefit under the Plan, at the time such benefit becomes available, is a minor or is physically unable or mentally incompetent to receive such benefit and to give a valid release therefore, and that another person or an institution is then maintaining or has custody of such person, and that no guardian, committee, or other representative of the estate of such person shall have been duly appointed, the Plan Administrator may authorize payment of such benefit otherwise payable to such person to such other person or institution; and the release of such other person or institution shall be a valid and complete discharge for the payment of such benefit.

(b) Plan Not a Contract of Employment. The Plan shall not be deemed to constitute a contract between the Company or an Adopting Employer and any Participant, nor to be consideration for the employment of any Participant. Nothing in the Plan shall give a Participant the right to be retained in the employ of the Company or an Adopting Employer; all Participants shall remain subject to discharge or discipline as employees to the same extent as if the Plan had not been adopted.

(c) No Interest in Assets. Nothing contained in the Plan shall be deemed to give any Participant any equity or other interest in the assets, business or affairs of the Company or an Adopting Employer. No Participant in the Plan shall have a security interest in assets of the Company or an Adopting Employer used to make contributions or pay benefits.

(d) Recordkeeping. Appropriate records shall be maintained for the Plan, subject to the supervision and control of the Plan Administrator.

(e) Non-Alienation of Benefits. No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void. No benefit under the Plan shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person. If any person entitled to benefits under the Plan shall become bankrupt or shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit under the Plan, or if any attempt shall be made to subject any such benefit to the debts, contracts, liabilities, engagements or torts of the person entitled to any such benefit, except as specifically provided in the Plan, then such benefits shall cease and terminate at the discretion of the Plan Administrator. The Plan Administrator may then hold or apply the same or any part thereof to or for the benefit of such person or any dependent or beneficiary of such person in such manner and proportions as it shall deem proper.

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(f) State Law. This Plan shall be construed in accordance with the laws of Florida.

(g) Liability Limited. In administering the Plan, neither the Plan Administrator nor any officer, director or employee thereof, shall be liable for any act or omission performed or omitted, as the case may be, by such person with respect to the Plan; provided, that the foregoing shall not relieve any person of liability for gross negligence, fraud or bad faith. The Plan Administrator, its officers, directors and employees shall be entitled to rely conclusively on all tables, valuations, certificates, opinions and reports that shall be furnished by any actuary, accountant, trustee, insurance company, consultant, counsel or other expert who shall be employed or engaged by the Plan Administrator in good faith.

(h) Protective Provisions. Each Participant shall cooperate with the Plan Administrator by furnishing any and all information requested by the Plan Administrator in order to facilitate the payment of benefits hereunder, taking such physical examinations as the Plan Administrator may deem necessary and taking such other relevant action as may be requested by the Plan Administrator. If a Participant refuses so to cooperate or makes any material misstatement of information or nondisclosure of medical history, then no benefits will be payable hereunder to such Participant or his beneficiary, provided that, in the Plan Administrator’s sole discretion, benefits may be payable in an amount reduced to compensate the Company or an Adopting Employer for any loss, cost, damage or expense suffered or incurred by the Company or an Adopting Employer as a result in any way of such action, misstatement or nondisclosure.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer this              day of                     , 2004.

TECH DATA CORPORATION

By:
Its:

“COMPANY”

Orlando:74532.1

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